UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D. C. 20549

                             _________


                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  June 5, 2003


                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                         1-8462             16-1194720
--------                         ------             ----------
(State  or other jurisdiction    (Commission File   (IRS Employer
 of  Incorporation)               Number)            Identification
                                                     Number)


            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)


Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------


                                N/A

   (Former name or former address, if changed since last report)















<PAGE 2>
     Item 7.    Exhibits
                --------
     99.1 Press Release issued June 5, 2003 announcing earnings of Graham Corporation for the fiscal year and the quarter ended March 31, 2003.


     Item 9.    Regulation FD Disclosure
                ------------------------
     The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" pursuant to SEC Release 33-8216.
     On June 5, 2003, Graham Corporation issued a press release announcing results of operations for the fiscal year and quarter ended March 31, 2003. A copy is attached hereto as
     Exhibit 99.1.





                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)




Date:  June 10, 2003             By  /s/ J. Ronald Hansen
                                     ---------------------
                                     J. Ronald Hansen
                                     Vice President - Finance
                                     & Administration and
                                     Chief Financial Officer



















<PAGE 3>
                           Exhibit Index


Exhibit Number      Document Description

     99.1           Press Release dated June 5, 2003